Exhibit 99.1

FOR IMMEDIATE RELEASE

Evolution Metals & Technologies Corp. Regains Compliance with Nasdaq Listing Rule Following Previously Received Notice and Filing of Quarterly Report on Form 10-Q Regains Compliance with Nasdaq Listing Rule Following

Form 10-Q Filed May 22, 2026; Nasdaq Has Confirmed Compliance and Closed the Matter

MIAMI, FL, May 26, 2026 (GLOBE NEWSWIRE) – Evolution Metals & Technologies Corp. (“EM&T” or the “Company”) (Nasdaq: EMAT), a U.S.-based critical materials and advanced manufacturing company focused on building a secure, vertically integrated supply chain for rare earth permanent magnets, battery materials, and related critical technologies, today announced that it received a notice (the “Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that as it had not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Form 10-Q”), the Company no longer complies with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Company previously filed a Form 12b-25 with the SEC on May 15, 2026, disclosing that it was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense.

The Notice had no immediate effect on the listing of the Company’s common stock.

The Company filed the Form 10-Q on May 22, 2026, thereby curing the deficiency described in the Notice. On May 26, 2026, the Company received notice from Nasdaq that the Company has regained compliance with Nasdaq Listing Rule 5250(c)(1) and that the matter is now closed.

About Evolution Metals & Technologies Corp.

Evolution Metals & Technologies Corp. is a U.S. based critical materials and advanced manufacturing company listed on Nasdaq (EMAT). EMAT is focused on building a secure supply chain for rare earth permanent magnets, battery materials, and related critical technologies, leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships. EM&T operates what it believes is the only known vertically stacked critical materials supply chain spanning from end-of-life electronics and batteries, as well as high-grade concentrates, through the manufacture of finished rare earth magnets, including high-performance rare earth magnets, and battery materials. For additional information, please visit https://investors.evolution-metals.com.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding EMAT’s plans, objectives, expectations, projections, strategies, anticipated production capacity, expansion plans, machine delivery timelines, competitive positioning, and commercial operations. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to statements regarding future business strategy, production capacity, plans and goals, competitive strengths, and expansion and growth of our business. These forward-looking statements, along with terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “believes,” “positioned,” and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those risks include risks related to changes in our operations; uncertainties concerning estimates and projections; industry-related risks; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors, equipment suppliers, and consultants; and risks related to machine delivery schedules, commissioning timelines, and production ramp-up. Those statements include statements regarding the intent, belief, or current expectations of EMAT and its management, as well as the assumptions on which such statements are based. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated, or intended. While these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this press release, those results, performance, or achievements may not be indicative of results, performance, or achievements in later periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments unless required by law. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to execution, financing, regulatory approvals, equipment delivery, and market conditions. Additional information concerning these and other factors that may impact EMAT’s expectations and projections can be found in filings it makes with the SEC, including the Annual Report on Form 10-K of EMAT for the year ended December 31, 2025 filed with the SEC on February 20, 2026 and the Report on Form 10-Q of EMAT for the three months ended March 31, 2026 filed with the SEC on May 22, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by EMAT. SEC filings are available on the SEC’s website at www.sec.gov.

Investor Relations Contact:

Judith McGarry

Evolution Metals & Technologies Corp.

investor.relations@evolution-metals.com

Arx Investor Relations

North American Equities Desk

EMAT@arxhq.com